Exhibit 10.1

CERTIFICATION OF PASQUALE PISTORIO, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF STMICROELECTRONICS N.V. AND MAURIZIO GHIRGA, GROUP VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF STMICROELECTRONICS N.V., PURSUANT TO SECTION 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906  OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of STMicroelectronics N.V. (the “Company”) on Form 20-F for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 14, 2003		/s/ PASQUALE PISTORIO
	Name:	Pasquale Pistorio
	Title:	President and Chief Executive Officer

Date: March 14, 2003		/s/ MAURIZIO GHIRGA
	Name:	Maurizio Ghirga
	Title:	Group Vice President and Chief Financial Officer